UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

August 31, 2007

ANTIGENICS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

162 FIFTH AVENUE

SUITE 900

NEW YORK, NY 10010

(Address of principal executive offices and zip code)

(212) 994-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 3, 2007, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 of Antigenics Inc. (the “Company”) (Registration No. 333-118175) which permits the Company to issue shares of the Company’s common stock, preferred stock and debt securities up to a combined amount of $100,000,000.

A prospectus supplement dated August 31, 2007 (the “Prospectus Supplement”) to be filed with the Securities Exchange Commission together with related base prospectuses contemplates the sale of 1,623,377 shares of the Company’s common stock and 15,250 shares of the Company’s class B convertible preferred stock (consisting of 10,000 shares of series B1 convertible preferred stock and 5,250 shares of series B2 convertible preferred stock) pursuant to (i) a purchase agreement entered into by and between the Company and Fletcher International, Ltd. (“Fletcher”), as purchaser, dated August 31, 2007 ( the “Purchase Agreement”) and (ii) a placement agent letter agreement entered into by and between the Company and Wm Smith Securities, Incorporated, dated August 31, 2007 (the “Placement Agent Agreement”). Fletcher has agreed to purchase all of the common stock and class B convertible preferred stock offered by the Prospectus Supplement. The Company expects to receive approximately $4.7 million in proceeds, net of placement agent fees and expenses, from the offering, which is subject to closing conditions.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Placement Agent Agreement, the Purchase Agreement, the form of certificate of designations, rights and preferences setting forth the terms and conditions of the series B convertible preferred stock and an opinion the Company received from its counsel regarding the validity of the shares to be sold pursuant to the Prospectus Supplement.

A copy of the press release announcing the offering is furnished herewith as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Placement Agent Agreement dated August 31, 2007 by and between Antigenics Inc. and Wm Smith Securities, Incorporated

3.1	Certificate of Designations, Preferences and Rights of the Class B Convertible Preferred Stock

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included as part of its opinion filed herewith)

99.1	Purchase Agreement dated August 31, 2007 by and between Antigenics Inc. and Fletcher International, Ltd.

99.2	Press Release dated September 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS, INC.

Date: September 5, 2007	By:	/s/ Shalini Sharp
Name: Shalini Sharp Title: Chief Financial Officer

EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:

Exhibit No.	Description

1.1	Placement Agent Agreement dated August 31, 2007 by and between Antigenics Inc. and Wm Smith Securities, Incorporated

3.1	Certificate of Designations, Preferences and Rights of the Class B Convertible Preferred Stock

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included as part of its opinion filed herewith)

99.1	Purchase Agreement dated August 31, 2007 by and between Antigenics Inc. and Fletcher International, Ltd.

99.2	Press Release dated September 5, 2007